EXHIBIT 10.3

                                     FORM OF
                              MAR MAR REALTY TRUST
                           FORMULA SHARES OPTION PLAN
                            FOR INDEPENDENT TRUSTEES

                                    ARTICLE I
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS

         1.1 Purpose. The Mar Mar Realty Trust Formula Shares Option Plan for Independent Trustees is intended to secure for Mar Mar Realty Trust (the "Company") and its shareholders the benefits of the incentive inherent in ownership of the Company's common shares of beneficial interest by the Independent Trustees of the Company, who are responsible in part for the Company's growth and financial success, and to afford such persons the opportunity to obtain and thereafter increase their proprietary interest in the Company on a favorable basis and thereby share in its success. This Plan is intended to constitute a "formula plan" under note 3 to Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act and shall be construed accordingly.

         1.2 Effectiveness of Plan. The Plan shall be effective when it is adopted and approved by the Board of Trustees, subject to the approval of such adoption by a majority of the votes cast thereon by the shareholders of the Company at a meeting of shareholders duly called and held for such purpose or by unanimous written consent of such shareholders. The Plan and all Options granted hereunder shall at all times be subject to the Company's Amended and Restated Declaration of Trust, as amended from time to time.

         1.3 Definitions. Capitalized terms used in this Plan but not defined herein shall have the meanings indicated in the Option Agreement. In addition, throughout this Plan, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Trustees of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (c) "Committee" shall mean the Board, constituted as a committee composed of all Trustees other than the Independent Trustees.

                  (d) "Common Shares" shall mean the common shares of beneficial interest, par value $1.00 per share, of the Company.

                  (e) "Company" shall mean Mar Mar Realty Trust, a Maryland real estate investment trust.

                  (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (g) "Fair Market Value" shall mean, with respect to the Common Shares on any day, the closing sales price of a Common Share on the last business day immediately preceding such day for which a closing price is available from the principal trading market for the Common Shares. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

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                  (h) "Independent Trustee" shall mean any Trustee other than a
Trustee who, at the time of an Option award to such Trustee hereunder, is a full-time employee of the Company or a subsidiary of the Company.

                  (i) "Option" shall mean an option to purchase Common Shares awarded to an Independent Trustee pursuant to this Plan.

                  (j) "Option Agreement" shall mean an agreement between the Company and an Independent Trustee evidencing the award of an Option.

                  (k) "Option Period" shall mean the period during which an Option awarded under the Plan may be exercised, as specified in the Option Agreement.

                  (l) "Option Shares" shall mean the Common Shares purchased upon exercise of an Option.

                  (m) "Plan" shall mean this Mar Mar Realty Trust Formula Shares Option Plan for Independent Trustees, as the same may be amended from time to time.

                  (n) "Trustee" shall mean any member of the Board.

                                   ARTICLE II
                                    COMMITTEE

         2.1 Authority of Committee. For purposes of the Plan and the Options granted hereunder, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules, regulations and procedures, to make such determinations and interpretations, and to take such other administrative actions, as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including those granted Options hereunder and their legal representatives and beneficiaries.

          A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Plan and the Company's Amended and Restated Declaration of Trust, as amended from time to time, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable and shall hold meetings at such times and places as it may determine.

         2.2 Limitation on Receipt of Options by Committee Members. No person, while a member of the Committee, shall be eligible to receive Options under the Plan, but a member of the Committee may exercise Options granted prior to his or her becoming a member of the Committee.

         2.3 Good Faith Determinations. No member of the Committee or other member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.


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                                   ARTICLE III
                     ELIGIBILITY; SHARES SUBJECT TO THE PLAN

         3.1 Eligibility. Only Independent Trustees shall be eligible to receive Option awards under this Plan.

         3.2 Shares Subject to the Plan. Subject to the provisions of Section 4.2(d) (relating to adjustment for changes in the Common Shares), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 200,000 Common Shares. Such shares may be authorized and unissued shares or, in the alternative, authorized and issued shares that have been reacquired by the Company as treasury shares. If any Option awarded under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, then the underlying shares not acquired by Option exercise shall be available again for grant hereunder.

                                   ARTICLE IV
                                 FORMULA AWARDS

         4.1 Formula. On January 31 of each year during the term of this Plan (commencing after the effective date hereof), each person who is then an Independent Trustee shall be awarded an Option to purchase 10, 000 Common Shares, in each case at an exercise price per share equal to the Fair Market Value per Common Share as of the date of such award. All of the Option awards referred to in this Section 4.1 shall be made by operation of the provisions of this Plan and shall require no further action by the Company, the Board, the Committee or any other person except as specifically provided for elsewhere in this Plan. Each Option shall be exercisable, in whole or in part, at any time and from time to time during the Option Period. Each Option shall terminate on the expiration of its Option Period, if not earlier terminated.

         4.2 Other Terms and Conditions. Each Option award under this Plan shall be evidenced by an Option Agreement in such form and containing such provisions as the Committee may determine. The Option Agreements need not be identical with one another, but each one shall include the substance of, and shall be governed by, all of the following terms and conditions:

                  (a) Numbers of Shares and Option Exercise Price. Each Option Agreement shall state the number of Common Shares to which it pertains and the Option exercise price, all in accordance with this Plan.

                  (b) Medium and Time of Payment. In order to exercise the Option, the Optionee shall deliver to the Company written notice specifying the number of Common Shares to be purchased, together with the Option exercise price for such number of shares. The Option exercise price shall be payable in United States dollars, either in cash or a certified or bank cashier's check or in Common Shares owned by the Optionee or in a combination of cash and Common Shares. If all or any portion of the Option exercise price is paid in Common Shares, then such Common Shares shall be valued at their Fair Market Value as of the exercise date.

                  (c) Minimum Exercise; No Transfers. No less than 100 Common Shares may be purchased by Option exercise at any one time unless the number purchased is the total number of shares in respect of which the Option is then exercisable. No Option shall be assignable or transferable by an Optionee, and no other person shall acquire any rights therein, except that, subject to the provisions of Section 4.2(f), the Option may be transferred by will or the laws of

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         descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                  (d) Recapitalization; Reorganization. Subject to any action required by the shareholders of the Company, the maximum number of Common Shares that may be issued under this Plan pursuant to Section 3.2, the number of Common Shares covered by each outstanding Option and the per share exercise price applicable to each outstanding Option shall, in each case, be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of shares or the payment of a share dividend on the Common Shares or any other increase or decrease in the number of Common Shares effected without receipt of consideration by the Company.

                  Subject to any action required by the shareholders, if the Company is the surviving entity in any merger, then each Option outstanding shall pertain to and apply to the securities or other consideration that a holder of the number of Common Shares underlying the Option would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving entity, other than a merger effected solely for the purpose of changing the Company's domicile, shall cause each outstanding Option not exercised prior to the effective date of such transaction to terminate. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option shall continue in effect in accordance with its terms and shall apply to the same number of Common Shares of such surviving entity as the number of Common Shares to which it applied immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding Common Shares of the surviving entity effected without receipt of consideration.

                  In the event of a change in the Common Shares as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Shares within the meaning of this Plan.

                  The foregoing adjustments shall be made by the Committee, whose determination shall be conclusive.

                  Except as expressly provided in this subsection, the Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any share dividend, (iii) any other increase or decrease in the number of shares of any class, (iv) any dissolution, liquidation, merger or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation or (v) any issuance by the Company of shares of any class or securities convertible into shares of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of the above-listed events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the exercise price relative to, the Common Shares underlying an Option.

                  The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to issue securities of any class, to make adjustments, reclassifications, reorganizations or changes to, of or in its capital or business structure, to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                  (e) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares underlying his or her Option until the date of

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         the issuance of a share certificate for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as expressly provided in subsection 4.2(d).

                  (f) Option Termination. Each Option Agreement shall provide that, if the Optionee's status as an Independent Trustee terminates incidental to conduct that, in the judgment of the Committee, involves a breach of fiduciary duty by such Independent Trustee or other conduct detrimental to the Company, then his or her Option shall terminate immediately and thereafter be of no force or effect. Each Option Agreement also may provide that, if the Optionee dies or if the Option is transferred pursuant to a qualified domestic relations order as provided in Section 4.2(c), prior to the exercise in full of an Option, then such Option may be exercised not later than the expiration of twelve months following such death or transfer, as the case may be, by the person or persons to whom his or her rights under the Option shall have been transferred by reason thereof (but only to the extent that such Option was exercisable on the date of such death or transfer). Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Withholding Taxes. An Independent Trustee awarded an Option hereunder shall be deemed conclusively to have authorized the Company to withhold from the fees, commissions or other compensation of such Independent Trustee funds in amounts, or property (including Common Shares) in value, equal to any federal, state or local income, employment or other withholding taxes applicable to the income recognized by such Independent Trustee and attributable to the Options or Option Shares acquired pursuant to this Plan as, when and to the extent, if any, required by law; provided, however, that, in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Independent Trustee (or other person exercising such Option) pay the Company an amount equal to any federal, state and local withholding taxes on such income at the time such withholding is required, if it is ever required, or at such other time as shall be satisfactory to the Company. Nothing in this Section shall be construed to impose on the Company a duty to withhold, where applicable law does not require such withholding, or to imply that an Independent Trustee is an employee or anything other than an independent contractor with respect to the Company.

         5.2 Amendment, Suspension, Discontinuance and Termination of Plan. The Committee may from time to time amend, suspend or discontinue this Plan or revise it in any respect whatsoever; provided, however, that no such action by the Committee shall adversely affect any Option theretofore awarded hereunder without the consent of the holder so affected. Shareholder approval for any amendment shall be required only to the extent necessary to satisfy the rules of any self-regulatory organization applicable to the Company or any applicable federal or state law or regulation. This Plan will terminate on the date when all Common Shares reserved for issuance under the Plan have been acquired upon exercise of Options granted hereunder or on such earlier date as the Committee may determine.

         5.3 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

         5.4 Designation. This Plan may be referred to in other documents and instruments as the "Mar Mar Realty Trust Formula Shares Option Plan for Independent Trustees."

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         5.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as Trustees or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including legal fees actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member acted in bad faith in the performance of his or her duties, and without reasonable belief that such performance was in the best interest of the Company.

         5.6 Reservation of Shares. The Company shall, at all times during the term of this Plan and so long as any Option shall be outstanding, reserve and keep available such number of Common Shares as shall be sufficient to satisfy the requirements hereof. Notwithstanding the foregoing, the inability of the Company to obtain, from any regulatory body of appropriate jurisdiction, authority considered by the Company to be necessary or desirable to the lawful issuance of any Common Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Common Shares as to which such requisite authority shall not have been obtained.

         5.7 Application of Funds. The proceeds received by the Company from the sale of Common Shares upon the exercise of Options will be used for general corporate purposes.

         5.8 No Obligation to Exercise. The award of an Option under this Plan shall impose no obligation upon the Optionee to exercise that Option.


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